UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 29, 2005

Spherix Incorporated

(Exact name of registrant as specified in its charter)

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
Delaware	0-5576	52-0849320

(Address of principal executive offices)		(Zip Code)
12051 Indian Creek Court, Beltsville, Maryland		20705

Registrant’s telephone number, including area code  301-419-3900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Section 5 – Corporate Governance and Management.

Item 1.01.                                              Entry into a Material Definitive Agreement.

Item 5.02.                                              Departure of Directors or Principal Officers

M. Karen Levin has announced her retirement as an employee of the Company, effective January 4, 2006.  On November 29, 2005, an Exit Agreement in the form attached hereto as Exhibit 10.1 was executed by Mrs. Levin and the Company.

Section 9 – Financial Statements and Exhibits.

Exhibit 10.1 - Exit Agreement dated November 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Richard C. Levin
Richard C. Levin
CEO and President, and CFO

Date:	December 1, 2005